TABLE OF CONTENTS




                                                                         PAGE

1.    Employment............................................................1
2.    Loyal And Conscientious Performance...................................2
3.    Compensation Of The Employee..........................................2
4.    Compensation Upon Termination.........................................3
5.    Confidential And Proprietary Information; Nonsolicitation.............5
6.    Assignment And Binding Effect.........................................6
7.    Notices...............................................................6
8.    Choice Of Law.........................................................6
9.    Integration...........................................................6
10.   Amendment.............................................................6
11.   Waiver................................................................7
12.   Severability..........................................................7
13.   Interpretation; Construction..........................................7
14.   Representations And Warranties........................................7
15.   Counterparts..........................................................7
16.   Arbitration...........................................................7
17.   Injunctive Relief.....................................................8
18.   Trade Secrets Of Others...............................................8
19.   Advertising Waiver....................................................8

                                      1.

                                                                EXHIBIT 10.42


                              EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into effective as of the date on which the Agreement and Plan of Merger and Reorganization (the "Merger Agreement") between COPPER MOUNTAIN NETWORKS, INC., a Delaware corporation (the "Company") and ONPREM NETWORKS, INC. becomes effective (the "Effective Date"), by and between the Company and WIL COCHRAN (the "Employee"). The Company and the Employee are hereinafter collectively referred to as the "Parties", and individually referred to as a "Party".

                                    RECITALS

     A. The Company and Onprem Networks, Inc. have entered into an Agreement and Plan of Merger and Reorganization (the "MERGER AGREEMENT") of even date herewith, providing for the acquisition by the Company of Onprem Networks, Inc. pursuant to a merger of a wholly owned subsidiary of the Company ("MERGER SUB") with and into Onprem Networks, Inc. (the "MERGER"). This Agreement is conditional upon the finalization of the Merger and will become effective on the date the Merger becomes effective (the "Closing Date").

     B. In connection with the Merger, Employee has agreed to enter into a Noncompetition Agreement ("Noncompetition Agreement") with the Company which will be executed concurrently herewith.

     C. The Company desires assurance of the association and services of the Employee in order to retain the Employee's experience, skills, abilities, background and knowledge, and is willing to engage the Employee's services on the terms and conditions set forth in this Agreement.

     D. The Employee desires to be in the employ of the Company, and is willing to accept such employment on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

     In consideration of the foregoing Recitals and the mutual promises and covenants herein contained, and for other good and valuable consideration, the Parties, intending to be legally bound, agree as follows:

     1. EMPLOYMENT.

        1.1 TERM. The Company hereby employs the Employee, and the Employee hereby accepts employment by the Company, upon the terms and conditions set forth in this Agreement. The term of this Agreement shall commence on the Effective Date and shall continue for one year from the Effective Date (the "Term") unless terminated earlier in accordance with Section 4 herein.

                                       2.

        1.2 TITLE. The Employee shall have the title of Vice President and General Manager - MTU of the Company and shall serve in such other capacity or capacities as the Board of Directors of the Company may from time to time prescribe.

        1.3 DUTIES. The Employee shall do and perform all services, acts or things necessary or advisable to manage and conduct the business of the Company and which are normally associated with the position of General Manager - MTU, consistent with the bylaws of the Company and as required by the Company's Board of Directors.

        1.4 POLICIES AND PRACTICES. The employment relationship between the Parties shall be governed by the policies and practices established by the Company and its Board of Directors.

        1.5 LOCATION. Unless the Parties otherwise agree in writing, during the term of this Agreement, the Employee shall perform the services Employee is required to perform pursuant to this Agreement at the Company's offices or at any other place at which the Company maintains an office; provided, however, that the Company may from time to time require the Employee to travel temporarily to other locations in connection with the Company's business.

     2. LOYAL AND CONSCIENTIOUS PERFORMANCE.

        2.1 LOYALTY. During the Employee's employment by the Company, the Employee shall devote Employee's full business energies, interest, abilities and productive time to the proper and efficient performance of Employee's duties under this Agreement.

     3. COMPENSATION OF THE EMPLOYEE.

        3.1 BASE SALARY. The Company shall pay the Employee a base salary of not less than One Hundred Fifty Thousand Dollars ($150,000) per year (the "Base Salary"), less payroll deductions and all required withholdings payable in regular periodic payments in accordance with Company policy. Such Base Salary shall be prorated for any partial year of employment on the basis of a 365-day fiscal year.

        3.2 BONUS PLAN. Employee shall be eligible for any Bonus Plan implemented by the Company in its sole discretion.

        3.3 STOCK OPTIONS.

            3.3.1 PURCHASE CONSIDERATION STOCK OPTIONS. Company acknowledges that Employee has stock options to purchase TBD shares of the Common Stock of Onprem Networks, Inc. which will be rolled over into stock options to purchase the Common Stock of the Company pursuant to the Exchange Ratio as defined in the Merger Agreement (the "Purchase Consideration Options").

            3.3.2 INITIAL STOCK OPTIONS. Upon commencement of full-time employment with the Company, Employee will be granted a stock option to purchase 50,000 shares of Common Stock of the Company at an exercise price equal to 100% of the fair market

                                       3.

value of the Company's Common Stock on the date of grant (the "Initial Option") under the standard terms of the Company's 1998 Stock Plan or any successor stock option plan. Pursuant to the Stock Plan, the shares subject to the Initial Option will be subject to vesting over four (4) years so long as Employee continues to be employed with the Company, with 25% of the shares subject to the Initial Option vesting as of the first anniversary of Employee's employment with the Company and an additional 1/48th of such shares vesting as of the end of each monthly period thereafter.

            3.3.3 ADDITIONAL STOCK OPTIONS. Upon commencement of full-time employment with the Company, Employee will be granted an additional stock option to purchase 50,000 shares of Common Stock of the Company at an exercise price equal to 100% of the fair market value of the Company's Common Stock on the date of grant (the "Additional Option") under the standard terms of the Company's 1998 Stock Plan or any successor stock option plan. The Company, may in its sole discretion grant to Employee additional stock options to purchase shares of the Common Stock of the Company.

        3.4 CASH PAYMENT. Assuming Employee's continuous employment throughout the Term, the Company will pay Employee one hundred twenty-five thousand ($125,000), minus standard deductions and withholdings, in equal monthly installments throughout the Term.

        3.5 CHANGES TO COMPENSATION. The Employee's compensation may be changed from time to time by mutual agreement of the Employee and the Company.

        3.6 EMPLOYMENT TAXES. All of the Employee's compensation shall be subject to customary withholding taxes and any other employment taxes as are commonly required to be collected or withheld by the Company.

        3.7 BENEFITS. The Employee shall, in accordance with Company policy and the terms of the applicable plan documents, be eligible to participate in benefits under any employee benefit plan or arrangement which may be in effect from time to time and made available to the Company's key management employees.

     4. COMPENSATION UPON TERMINATION.

        4.1 TERMINATION BY THE COMPANY. The Company may terminate the Employee's employment under this Agreement upon thirty (30) days notice for any reason by delivery of written notice of such termination to the Employee.

        4.2 TERMINATION BY THE EMPLOYEE. The Employee may terminate the Employee's employment with the Company upon thirty (30) days notice to the Company.

        4.3 TERMINATION BY MUTUAL AGREEMENT OF THE PARTIES. The Employee's employment pursuant to this Agreement may be terminated at any time upon a mutual agreement in writing of the Parties. Any such termination of employment shall have the consequences specified in such agreement.

                                       4.

        4.4 COMPENSATION UPON TERMINATION.

            4.4.1 TERMINATION BY THE COMPANY WITHOUT CAUSE OR RESIGNATION BY THE EMPLOYEE FOR GOOD REASON. In the event Employee's employment is terminated by the Company without Cause (as defined herein) or in the event that Employee resigns for Good Reason (as defined herein) during the Term of this Agreement and then upon the Employee's furnishing to the Company an effective waiver and release of claims (a form of which is attached hereto as Exhibit A), the Company agrees to: i) pay the Employee the balance of the one hundred twenty-five thousand dollars ($125,000) to which Employee is entitled pursuant to Section
3.4 herein, less standard deductions and withholdings; and ii) accelerate the vesting of the shares subject to the Initial Option such that one hundred percent (100%) of the unvested shares subject to the Initial Option will be vested and exercisable as of the date of termination. If Employee's employment is terminated during or after the Term of this Agreement, by the Company without Cause (as defined herein) or in the event that Employee resigns for Good Reason (as defined herein), then upon the Employee's furnishing to the Company an effective waiver and release of claims (a form of which is attached hereto as Exhibit A), the Company agrees to accelerate the vesting of the shares subject to the Purchase Consideration Option such that one hundred percent (100%) of the unvested shares subject to the Purchase Consideration Option will be vested and exercisable as of the date of termination.

            4.4.2 RESIGNATION BY THE EMPLOYEE WITHOUT GOOD REASON OR TERMINATION BY THE COMPANY FOR CAUSE. If the Employee's employment shall be terminated by the Company for Cause or if the Employee resigns without Good Reason, the Company shall pay the Employee's accrued Base Salary and accrued and unused vacation benefits earned through the date of termination at the rate in effect at the time of the notice of termination to or from Employee, and the Company shall thereafter have no further obligations to the Employee under this Agreement.

            4.4.3 CONTINUED EFFECT OF EMPLOYEE'S NONCOMPETITION AGREEMENT. Employee understands and agrees that his duties and obligations under the Noncompetition Agreement will remain in full force and effect during the term of the Noncompetition Agreement, regardless of whether Employee remains employed with the Company.

            4.4.4 TERMINATION OF OBLIGATIONS. In the event of the termination of the Employee's employment hereunder and pursuant to this Section 4, the Company shall have no obligation to pay Employee any Base Salary, bonus or other compensation or benefits, except as provided in this Section 4 or for benefits due to the Employee (and/or the Employee's dependents under the terms of the Company's benefit plans). The Company may offset any amounts Employee owes it or its subsidiaries against any amount it owes Employee pursuant to this Section 4.4.

        4.5 DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

                                       5.

            4.5.1 FOR CAUSE. "Cause" for the Company to terminate Employee's employment hereunder shall mean the occurrence of any of the following events:

            (i) the Employee's repeated failure to satisfactorily perform the Employee's job duties under this Agreement after notice and a reasonable opportunity to cure;

            (ii) knowing failure by the Employee to comply with all material applicable laws in performing the Employee's job duties or in directing the conduct of the Company's business;

            (iii) commission by the Employee of any felony or intentionally fraudulent or other act against the Company, or its affiliates, employees, agents or customers which demonstrates the Employee's untrustworthiness or lack of integrity;

            (iv) the Employee's engaging or in any manner participating in any activity which is directly competitive with or intentionally injurious to the Company or any of its affiliates or which violates any material provisions of
Section 5 hereof; or

            (v) the Employee's commission of any fraud against the Company or any of its affiliates or use or intentional appropriation for his personal use or benefit of any funds or properties of the Company not authorized by the Board to be so used or appropriated.

            4.5.2 GOOD REASON. "Good Reason" for the Employee to terminate the Employee's employment hereunder shall mean the occurrence of any of the following events without the Employee's consent:

            (i) a substantial adverse alteration in the nature, status or prestige of the Employee's responsibilities or Base Salary as set forth in this Agreement or a substantial adverse change in the Employee's title or reporting level from that set forth in this Agreement;

            (ii) the relocation of the Company's executive offices or principal business location to a point more than fifty (50) miles from the Fremont, California area.

            (iii) a material breach of this Agreement by the Company.

        4.6 SURVIVAL OF CERTAIN SECTIONS. Sections 6, 7, 10, 16, 17, 18 and 19 of this Agreement will survive the termination of this Agreement.

     5. CONFIDENTIAL AND PROPRIETARY INFORMATION; NONSOLICITATION.

        5.1 The Employee agrees to execute and abide by the Proprietary Information and Inventions Agreement attached hereto as Exhibit B.

                                       6.

     6.  ASSIGNMENT AND BINDING EFFECT.

         This Agreement shall be binding upon and inure to the benefit of the Employee and the Employee's heirs, executors, personal representatives, assigns, administrators and legal representatives. Because of the unique and personal nature of the Employee's duties under this Agreement, neither this Agreement nor any rights or obligations under this Agreement shall be assignable by the Employee. This Agreement shall be binding upon and inure to the benefit of the Company and its successors, assigns and legal representatives.

     7.  NOTICES.

         All notices or demands of any kind required or permitted to be given by the Company or the Employee under this Agreement shall be given in writing and shall be personally delivered (and receipted for) faxed during normal business hours or mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Company:

                           COPPER MOUNTAIN NETWORKS, INC.

                                    -------------------------------

                                    -------------------------------

                  If to the Employee:

                                    -------------------------------

                                    -------------------------------

Any such written notice shall be deemed received when personally delivered or three (3) days after its deposit in the United States mail as specified above. Either Party may change its address for notices by giving notice to the other Party in the manner specified in this section.

     8.  CHOICE OF LAW.

         This Agreement is made in Palo Alto, California. This Agreement shall be construed and interpreted in accordance with the laws of the State of California.

     9.  INTEGRATION.

         This Agreement contains the complete, final and exclusive agreement of the Parties relating to the terms and conditions of the Employee's employment, and supersedes all prior and contemporaneous oral and written employment agreements or arrangements between the Parties.

     10. AMENDMENT.

         This Agreement cannot be amended or modified except by a written agreement signed by the Employee and the Company.

                                       7.

     11. WAIVER.

         No term, covenant or condition of this Agreement or any breach thereof shall be deemed waived, except with the written consent of the Party against whom the wavier is claimed, and any waiver or any such term, covenant, condition or breach shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other term, covenant, condition or breach.

     12. SEVERABILITY.

         The finding by a court of competent jurisdiction of the unenforceability, invalidity or illegality of any provision of this Agreement shall not render any other provision of this Agreement unenforceable, invalid or illegal. Such court shall have the authority to modify or replace the invalid or unenforceable term or provision with a valid and enforceable term or provision which most accurately represents the Parties' intention with respect to the invalid or unenforceable term or provision.

     13. INTERPRETATION; CONSTRUCTION.

         The headings set forth in this Agreement are for convenience of reference only and shall not be used in interpreting this Agreement. This Agreement has been drafted by legal counsel representing the Company, but the Employee has been encouraged, and has consulted with, Employee's own independent counsel and tax advisors with respect to the terms of this Agreement. The Parties acknowledge that each Party and its counsel has reviewed and revised, or had an opportunity to review and revise, this Agreement, and the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

     14. REPRESENTATIONS AND WARRANTIES.

         The Employee represents and warrants that Employee is not restricted or prohibited, contractually or otherwise, from entering into and performing each of the terms and covenants contained in this Agreement, and that Employee's execution and performance of this Agreement will not violate or breach any other agreements between the Employee and any other person or entity.

     15. COUNTERPARTS.

         This Agreement may be executed in two counterparts, each of which shall be deemed an original, all of which together shall contribute one and the same instrument.

     16. ARBITRATION.

         To ensure rapid and economical resolution of any disputes which may arise under this Agreement, the Employee and the Company agree that any and all disputes or controversies of any nature whatsoever, arising from or regarding the interpretation, performance, enforcement or breach of this Agreement shall be resolved by confidential, final and binding arbitration

                                       8.

(rather than trial by jury or court or resolution in some other forum) to the fullest extent permitted by law. Any arbitration proceeding pursuant to this Agreement shall be conducted by the American Arbitration Association ("AAA") in Palo Alto, CA under the then existing employment-related AAA arbitration rules. If for any reason all or part of this arbitration provision is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other portion of this arbitration provision or any other jurisdiction, but this provision will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable part or parts of this provision had never been contained herein, consistent with the general intent of the Parties insofar as possible.

I HAVE READ Section 16 AND IRREVOCABLY AGREE TO ARBITRATE ANY DISPUTE IDENTIFIED ABOVE. ______ (EMPLOYEE'S INITIALS)

     17. INJUNCTIVE RELIEF.

         The Employee is obligated under this Agreement to render services and comply with covenants of a special, unique, unusual and extraordinary character, thereby giving this Agreement peculiar value, so that the loss of such service or violation by the Employee of this Agreement, including, but not limited to, the Proprietary Information and Inventions Agreement, could not reasonably or adequately be compensated in damages in an action at law. Therefore, notwithstanding Section 18 herein, in addition to any other remedies or sanctions provided by law, whether criminal or civil, and without limiting the right of the Company and successors or assigns to pursue all other legal and equitable rights available to them, the Company shall have the right during the Employee's employment hereunder (or thereafter with respect to obligations continuing after the termination of this Agreement) to compel specific performance hereof by the Employee or to obtain temporary and permanent injunctive relief against violations hereof by the Employee, including, but not limited to violations of the Proprietary Information and Inventions Agreement, and, in furtherance thereof, to apply to any court with jurisdiction over the Parties to enforce the provisions hereof.

     18. TRADE SECRETS OF OTHERS.

         It is the understanding of both the Company and the Employee that the Employee shall not divulge to the Company and/or its subsidiaries any confidential information or trade secrets belonging to others, with the exception of Onprem Networks, Inc., nor shall the Company and/or its affiliates seek to elicit from the Employee any such information. Consistent with the foregoing, with the exception of Onprem Networks, Inc., the Employee shall not provide to the Company and/or its affiliates, and the Company and/or its affiliates shall not request, any documents or copies of documents containing such information.

     19. ADVERTISING WAIVER.

         The Employee agrees to permit the Company and/or its affiliates, and persons or other organizations authorized by the Company and/or its affiliates, to use, publish and distribute advertising or sales promotional literature concerning the products and/or services of the

                                       9.

Company and/or its affiliates, or the machinery and equipment used in the provision thereof, in which the Employee's name and/or pictures of the Employee taken in the course of the Employee's provision of services to the Company and/or its affiliates, appear. The Employee hereby waives and releases any claim or right the Employee may otherwise have arising out of such use, publication or distribution.

                                       10.

        IN WITNESS WHEREOF, the Parties have executed this Employment Agreement as of the date first above written.

COPPER MOUNTAIN NETWORKS, INC.

By:   /s/ Chris Carroll
   ------------------------------------
Its:  Vice President of Human Resources
    -----------------------------------
Dated:  February 29, 2000
      ---------------------------------

EMPLOYEE:  /s/ Wilson O. Cochran, II
         ------------------------------
         WIL COCHRAN


Dated:  February 29, 2000
      ---------------------------------

                                      11.

                              EMPLOYMENT AGREEMENT

                                 BY AND BETWEEN

                         COPPER MOUNTAIN NETWORKS, INC.

                                       AND

                                   WIL COCHRAN










                                      12.

                                    EXHIBIT A

                          RELEASE AND WAIVER OF CLAIMS

     In consideration of the payments and other benefits set forth in Section __ of the Employment Agreement dated ___________, to which this form is attached, I, WIL COCHRAN, hereby furnish COPPER MOUNTAIN NETWORKS, INC. (the "Company"), with the following release and waiver ("Release and Waiver").

     I hereby release, and forever discharge the Company, its officers, directors, agents, employees, stockholders, successors, assigns, affiliates, parent, subsidiaries, and Benefit Plans, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys' fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, arising at any time prior to and including my employment Termination Date with respect to any claims relating to my employment and the termination of my employment, including but not limited to, claims pursuant to any federal, state or local law relating to employment, including, but not limited to, discrimination claims, claims under the California Fair Employment and Housing Act, and the Federal Age Discrimination in Employment Act of 1967, as amended ("ADEA"), or claims for wrongful termination, breach of the covenant of good faith, contract claims, tort claims, and wage or benefit claims, including but not limited to, claims for salary, bonuses, commissions, stock, stock options, vacation pay, fringe benefits, severance pay or any form of compensation.

     I also acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR." I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to any claims I may have against the Company.

     I acknowledge that, among other rights, I am waiving and releasing any rights I may have under ADEA, that this Release and Waiver is knowing and voluntary, and that the consideration given for this Release and Waiver is in addition to anything of value to which I was already entitled as an Employee of the Company. I further acknowledge that I have been advised, as required by the Older Workers Benefit Protection Act, that: (a) the Release and Waiver granted herein does not relate to claims which may arise after this Release and Waiver is executed; (b) I have the right to consult with an attorney prior to executing this Release and Waiver (although I may choose voluntarily not to do so); and if I am over 40 years of age upon execution of this Release and Waiver: (c) I have twenty-one (21) days from the date of termination of my employment with the Company in which to consider this Release and Waiver (although I may choose voluntarily to execute this Release and Waiver earlier); (d) I have seven (7) days following the execution of this Release and Waiver to revoke my consent to this Release and Waiver; and (e) this Release and Waiver shall not be effective until the seven (7) day revocation period has expired.

Date:                                           By:
     -------------------------                     -----------------------------
                                                   WIL COCHRAN

                                      13.

                                    EXHIBIT B

                         COPPER MOUNTAIN NETWORKS, INC.

                PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT

     In consideration of my employment or continued employment by COPPER MOUNTAIN NETWORKS, INC. (the "Company"), and the compensation now and hereafter paid to me, I, WIL COCHRAN, hereby agree as follows:

     1. NONDISCLOSURE

        1.1 RECOGNITION OF COMPANY'S RIGHTS; NONDISCLOSURE. At all times during my employment and thereafter, I will hold in strictest confidence and will not disclose, use, lecture upon or publish any of the Company's Proprietary Information (defined below), except as such disclosure, use or publication may be required in connection with my work for the Company, or unless an officer of the Company expressly authorizes such in writing. I will obtain Company's written approval before publishing or submitting for publication any material (written, verbal, or otherwise) that relates to my work at Company and/or incorporates any Proprietary Information. I hereby assign to the Company any rights I may have or acquire in such Proprietary Information and recognize that all Proprietary Information shall be the sole property of the Company and its assigns.

        1.2 PROPRIETARY INFORMATION. The term "PROPRIETARY INFORMATION" shall mean any and all confidential and/or proprietary knowledge, data or information of the Company. By way of illustration but not limitation, "PROPRIETARY INFORMATION" includes (a) trade secrets, inventions, mask works, ideas, processes, formulas, source and object codes, data, programs, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques (hereinafter collectively referred to as "INVENTIONS"); and (b) information regarding plans for research, development, new products, marketing and selling, business plans, budgets and unpublished financial statements, licenses, prices and costs, suppliers and customers; and (c) information regarding the skills and compensation of other employees of the Company. Notwithstanding the foregoing, it is understood that, at all such times, I am free to use information which is generally known in the trade or industry, which is not gained as result of a breach of this Agreement, and my own, skill, knowledge, know-how and experience to whatever extent and in whichever way I wish.

        1.3 THIRD PARTY INFORMATION. I understand, in addition, that the Company has received and in the future will receive from third parties confidential or proprietary information ("Third Party Information") subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. During the term of my employment and thereafter, I will hold Third Party Information in the strictest confidence and will not disclose to anyone (other than Company personnel who need to know such information in connection with their work for the Company) or use, except in connection with my work for the Company, Third Party Information unless expressly authorized by an officer of the Company in writing.

        1.4 NO IMPROPER USE OF INFORMATION OF PRIOR EMPLOYERS AND OTHERS. During my employment by the Company I will not improperly use or disclose any confidential information or trade secrets, if any, of any former employer or any other person to whom I have an obligation of confidentiality, and I will not bring onto the premises of the Company any unpublished documents or any property belonging to any former employer or any other person to whom I have an obligation of confidentiality unless consented to in writing by that former employer or person. I will use in the performance of my duties only information which is generally known and used by persons with training and experience comparable to my own, which is common knowledge in the industry or otherwise legally in the public domain, or which is otherwise provided or developed by the Company.

     2. ASSIGNMENT OF INVENTIONS.

        2.1 PROPRIETARY RIGHTS. The term "Proprietary Rights" shall mean all trade secret, patent, copyright, mask work and other intellectual property rights throughout the world.

        2.2 PRIOR INVENTIONS. Inventions, if any, patented or unpatented, which I made prior to the

                                      14.

commencement of my employment with the Company are excluded from the scope of this Agreement. To preclude any possible uncertainty, I have set forth on Exhibit B-2 (Previous Inventions) attached hereto a complete list of all Inventions that I have, alone or jointly with others, conceived, developed or reduced to practice or caused to be conceived, developed or reduced to practice prior to the commencement of my employment with the Company, that I consider to be my property or the property of third parties and that I wish to have excluded from the scope of this Agreement (collectively referred to as "Prior Inventions"). If disclosure of any such Prior Invention would cause me to violate any prior confidentiality agreement, I understand that I am not to list such Prior Inventions in Exhibit B-2 but am only to disclose a cursory name for each such invention, a listing of the party(ies) to whom it belongs and the fact that full disclosure as to such inventions has not been made for that reason. A space is provided on Exhibit B-2 for such purpose. If no such disclosure is attached, I represent that there are no Prior Inventions. If, in the course of my employment with the Company, I incorporate a Prior Invention into a Company product, process or machine, the Company is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to make, have made, modify, use and sell such Prior Invention. Notwithstanding the foregoing, I agree that I will not incorporate, or permit to be incorporated, Prior Inventions in any Company Inventions without the Company's prior written consent.

        2.3 ASSIGNMENT OF INVENTIONS. Subject to Sections 2.4 and 2.6, I hereby assign and agree to assign in the future (when any such Inventions or Proprietary Rights are first reduced to practice or first fixed in a tangible medium, as applicable) to the Company all my right, title and interest in and to any and all Inventions (and all Proprietary Rights with respect thereto) whether or not patentable or registrable under copyright or similar statutes, made or conceived or reduced to practice or learned by me, either alone or jointly with others, during the period of my employment with the Company. Inventions assigned to the Company, or to a third party as directed by the Company pursuant to this
Section 2, are hereinafter referred to as "Company Inventions".

        2.4 NONASSIGNABLE INVENTIONS. This Agreement does not apply to an Invention which qualifies fully as a nonassignable Invention under Section 2870 of the California Labor Code (hereinafter "Section 2870"). I have reviewed the notification on Exhibit B-1 (Limited Exclusion Notification) and agree that my signature acknowledges receipt of the notification.

        2.5 OBLIGATION TO KEEP COMPANY INFORMED. During the period of my employment and for six (6) months after termination of my employment with the Company, I will promptly disclose to the Company fully and in writing all Inventions authored, conceived or reduced to practice by me, either alone or jointly with others. In addition, I will promptly disclose to the Company all patent applications filed by me or on my behalf within a year after termination of employment. At the time of each such disclosure, I will advise the Company in writing of any Inventions that I believe fully qualify for protection under
Section 2870; and I will at that time provide to the Company in writing all evidence necessary to substantiate that belief. The Company will keep in confidence and will not use for any purpose or disclose to third parties without my consent any confidential information disclosed in writing to the Company pursuant to this Agreement relating to Inventions that qualify fully for protection under the provisions of Section 2870. I will preserve the confidentiality of any Invention that does not fully qualify for protection under Section 2870.

        2.6 GOVERNMENT OR THIRD PARTY. I also agree to assign all my right, title and interest in and to any particular Company Invention to a third party, including without limitation the United States, as directed by the Company.

        2.7 WORKS FOR HIRE. I acknowledge that all original works of authorship which are made by me (solely or jointly with others) within the scope of my employment and which are protectable by copyright are "works made for hire", pursuant to United States Copyright Act (17 U.S.C., Section 101).

        2.8 ENFORCEMENT OF PROPRIETARY RIGHTS. I will assist the Company in every proper way to obtain, and from time to time enforce, United States and foreign Proprietary Rights relating to Company Inventions in any and all countries. To that end I will execute, verify and deliver such documents and perform such other acts (including appearances as a witness) as the Company may reasonably request for use in applying for, obtaining, perfecting, evidencing, sustaining and enforcing such Proprietary

                                      15.

Rights and the assignment thereof. In addition, I will execute, verify and deliver assignments of such Proprietary Rights to the Company or its designee. My obligation to assist the Company with respect to Proprietary Rights relating to such Company Inventions in any and all countries shall continue beyond the termination of my employment, but the Company shall compensate me at a reasonable rate after my termination for the time actually spent by me at the Company's request on such assistance.

In the event the Company is unable for any reason, after reasonable effort, to secure my signature on any document needed in connection with the actions specified in the preceding paragraph, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, which appointment is coupled with an interest, to act for and in my behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of the preceding paragraph with the same legal force and effect as if executed by me. I hereby waive and quitclaim to the Company any and all claims, of any nature whatsoever, which I now or may hereafter have for infringement of any Proprietary Rights assigned hereunder to the Company.

     3. RECORDS. I agree to keep and maintain adequate and current records (in the form of notes, sketches, drawings and in any other form that may be required by the Company) of all Proprietary Information developed by me and all Inventions made by me during the period of my employment at the Company, which records shall be available to and remain the sole property of the Company at all times.

     4. ADDITIONAL ACTIVITIES. I agree that during the period of my employment by the Company I will not, without the Company's express written consent, engage in any employment or business activity which is competitive with, or would otherwise conflict with, my employment by the Company. I agree further that for the period of my employment by the Company and for one (l) year after the date of termination of my employment by the Company I will not induce any employee of the Company to leave the employ of the Company.

     5. NO CONFLICTING OBLIGATION. I represent that my performance of all the terms of this Agreement and as an Employee of the Company does not and will not breach any agreement to keep in confidence information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

     6. RETURN OF COMPANY DOCUMENTS. When I leave the employ of the Company, I will deliver to the Company any and all drawings, notes, memoranda, specifications, devices, formulas, and documents, together with all copies thereof, and any other material containing or disclosing any Company Inventions, Third Party Information or Proprietary Information of the Company. I further agree that any property situated on the Company's premises and owned by the Company, including disks and other storage media, filing cabinets or other work areas, is subject to inspection by Company personnel at any time with or without notice. Prior to leaving, I will cooperate with the Company in completing and signing the Company's termination statement.

     7. LEGAL AND EQUITABLE REMEDIES. Because my services are personal and unique and because I may have access to and become acquainted with the Proprietary Information of the Company, the Company shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief, without bond and without prejudice to any other rights and remedies that the Company may have for a breach of this Agreement.

     8. NOTICES. Any notices required or permitted hereunder shall be given to the appropriate party at the address specified below or at such other address as the Party shall specify in writing. Such notice shall be deemed given upon personal delivery to the appropriate address or if sent by certified or registered mail, three (3) days after the date of mailing.

     9. NOTIFICATION OF NEW EMPLOYER. In the event that I leave the employ of the Company, I hereby consent to the notification of my new employer of my rights and obligations under this Agreement.

     10. GENERAL PROVISIONS.

         10.1 GOVERNING LAW; CONSENT TO PERSONAL JURISDICTION. This Agreement will be governed by and construed according to the laws of the State of California, as such laws are applied to agreements entered into and to be performed entirely within California between California residents. I

                                      16.

hereby expressly consent to the personal jurisdiction of the state and federal courts located in San Diego County, California for any lawsuit filed there against me by Company arising from or related to this Agreement.

         10.2 SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If moreover, any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

         10.3 SUCCESSORS AND ASSIGNS. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.

         10.4 SURVIVAL. The provisions of this Agreement shall survive the termination of my employment and the assignment of this Agreement by the Company to any successor in interest or other assignee.

         10.5 EMPLOYMENT. I agree and understand that nothing in this Agreement shall confer any right with respect to continuation of employment by the Company, nor shall it interfere in any way with my right or the Company'S right to terminate my employment at any time, with or without Cause.

         10.6 WAIVER. No waiver by the Company of any breach of this Agreement shall be a waiver of any preceding or succeeding breach. No waiver by the Company of any right under this Agreement shall be construed as a waiver of any other right. The Company shall not be required to give notice to enforce strict adherence to all terms of this Agreement.

         10.7 ENTIRE AGREEMENT. The obligations pursuant to Sections 1 and 2 of this Agreement shall apply to any time during which I was previously employed, or am in the future employed, by the Company as a consultant if no other agreement governs nondisclosure and assignment of inventions during such period. This Agreement is the final, complete and exclusive agreement of the Parties with respect to the subject matter hereof and supersedes and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the Party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

         This Agreement shall be effective as of the first day of my employment with the Company, namely: _______________, 20__.

         I HAVE READ THIS AGREEMENT CAREFULLY AND UNDERSTAND ITS TERMS. I HAVE COMPLETELY FILLED OUT EXHIBIT B-1 TO THIS AGREEMENT.

Dated:
      ---------------------------------

---------------------------------------
(SIGNATURE)

---------------------------------------
(EMPLOYEE'S PRINTED NAME)


ACCEPTED AND AGREED TO:

COPPER MOUNTAIN NETWORKS, INC.

       ---------------------------
       ---------------------------

By:
   ------------------------------------
Title:
      ---------------------------------
Dated:
      ---------------------------------

                                      17.

                                   EXHIBIT B-1

                         LIMITED EXCLUSION NOTIFICATION


         THIS IS TO NOTIFY THE EMPLOYEE in accordance with Section 2872 of the California Labor Code that the foregoing Agreement between the Employee and the Company does not require the Employee to assign or offer to assign to the Company any invention that the Employee developed entirely on your own time without using the Company's equipment, supplies, facilities or trade secret information except for those inventions that either:

         1. RELATE AT THE TIME OF CONCEPTION OR REDUCTION TO PRACTICE OF THE INVENTION TO THE COMPANY'S BUSINESS, OR ACTUAL OR DEMONSTRABLY ANTICIPATED RESEARCH OR DEVELOPMENT OF THE COMPANY;

         2.       RESULT FROM ANY WORK PERFORMED BY THE EMPLOYEE FOR THE
                  COMPANY.

         To the extent a provision in the foregoing Agreement purports to require the Employee to assign an invention otherwise excluded from the preceding paragraph, the provision is against the public policy of this state and is unenforceable.

         This limited exclusion does not apply to any patent or invention covered by a contract between the Company and the United States or any of its agencies requiring full title to such patent or invention to be in the United States.

         I ACKNOWLEDGE RECEIPT of a copy of this notification.

                                   ----------------------------------
                                   WIL COCHRAN

                                   Date:
                                        -----------------------------
WITNESSED BY:


--------------------------------
(PRINTED NAME OF REPRESENTATIVE)

                                      18.

                                   EXHIBIT B-2



TO:       COPPER MOUNTAIN NETWORKS, INC.

FROM:     WIL COCHRAN

DATE:     ________________, 2000

SUBJECT:  PREVIOUS INVENTIONS

1. Except as listed in Section 2 below, the following is a complete list of all inventions or improvements relevant to the subject matter of my employment by COPPER MOUNTAIN NETWORKS, INC. (the "Company") that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:

          [ ]  No inventions or improvements.

          [ ]  See below:

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------


          [ ]  Additional sheets attached.

2. Due to a prior confidentiality agreement, I cannot complete the disclosure under Section 1 above with respect to inventions or improvements generally listed below, the proprietary rights and duty of confidentiality with respect to which I owe to the following party(ies):


  INVENTION OR IMPROVEMENT        PARTY(IES)          RELATIONSHIP

1.
  ---------------------------     ---------------     --------------------------
2.
  ---------------------------     ---------------     --------------------------
3.
  ---------------------------     ---------------     --------------------------

          [ ]  Additional sheets attached.

                                      19.